SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

                           Filed by the Registrant [X]
                 Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Sec. 240.14a-12

                           HATTERAS MASTER FUND, L.P.
                (Name of Registrant as Specified in Its Charter)

                  --------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.


     1) Title of each class of securities to which transactions applies:

     2) Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     4) Proposed maximum aggregate value of transaction:

     5) Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identity the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1) Amount Previously Paid:
     2) Form, Schedule or Registration Statement No.:
     3) Filing Party:
     4) Date Filed:

                           HATTERAS MASTER FUND, L.P.
                               8816 Six Forks Road
                                    Suite 107
                          Raleigh, North Carolina 27615

              ----------------------------------------------------

                      NOTICE OF SPECIAL MEETING OF PARTNERS
                           TO BE HELD ON MAY 27, 2005

              ----------------------------------------------------

To the Partners:

NOTICE IS HEREBY GIVEN that a SPECIAL MEETING OF PARTNERS (the "Special Meeting") of Hatteras Master Fund, L.P. (the "Fund") will be held on Friday, May 27, 2005 at 3:00 p.m., Eastern Time, at the offices of the Fund's agent, PFPC Inc., at 760 Moore Road, King of Prussia, Pennsylvania 19406. The Special Meeting is being held to consider and vote on the following proposals:

Proposal 1:     Approval of the election of the Board of Directors of the Fund;

Proposal 2:     Approval of a new Investment Management Agreement between the
                Fund and Hatteras Investment Partners LLC; and

                Transaction of such other business as may properly come before the Special Meeting and any adjournments thereof.

Partners of record of the Fund at the close of business on March 31, 2005 (the "Record Date") are entitled to notice of, and to vote on, the proposals at the Special Meeting or any adjournment thereof.

Partners are invited to attend in person. If you plan to attend the Special Meeting, please indicate this on the enclosed proxy card and return it promptly in the enclosed envelope. You may also cast your vote by completing, signing, and returning the enclosed proxy card by mail in the envelope provided. Whether you will be able to attend or not, PLEASE VOTE so that a quorum will be present at the Special Meeting.

If you have any questions before you vote, please contact J. Michael Fields, Treasurer of the Fund, by calling (888) 363-2324.

By Order of the Board of Directors



David B. Perkins
Chief Executive Officer and Chairman of the Board of Directors
Hatteras Master Fund, L.P.

                                IMPORTANT NOTICE


          At a Special Meeting of Partners of the Fund to be held on Friday, May 27, 2005, Partners will have the opportunity to vote on certain proposals relating to the Fund. We recommend that you read the entire enclosed Proxy Statement, which describes the proposals in more detail. For your convenience, we have provided some "Questions and Answers" to assist you in reviewing the proposals.


                 QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING
                             AND THE PROXY STATEMENT



Q.       WHY IS THE FUND HOLDING A SPECIAL MEETING?

A. The Fund's Board of Directors (the "Board") is seeking Partner approval for: (i) the election of five nominees to the Board ("Proposal 1"); and
         (ii) a new investment management agreement ("Investment Management Agreement") between the Fund and Hatteras Investment Partners LLC (the "Adviser") that was approved by the Board on March 10, 2005 ("Proposal 2").



Q. HOW DOES THE PROPOSED NEW INVESTMENT MANAGEMENT AGREEMENT DIFFER FROM THE CURRENT INVESTMENT MANAGEMENT AGREEMENT?

A. The only material change relates to the methodology by which the management fee is calculated. Under the current Investment Management Agreement, the Fund pays to the Adviser a management fee equal to 1.00% (annualized) of the aggregate value of the Fund's net assets determined on the first business day of each fiscal quarter. The management fee is payable in advance within five business days after the beginning of each fiscal quarter. The Board, after consultation with counsel to the Fund, determined that this methodology is not consistent with common practice in the investment company industry. Accordingly, the Board approved the proposed new Investment Management Agreement which provides that the Fund will pay to the Adviser a MONTHLY management fee equal to 1/12th of 1.00% (1.00% on an annualized basis) of the aggregate value of its net assets determined as of each month end. Under the proposed new Investment Management Agreement, the management fee will be computed on the net assets of the Fund as of the last day of each month and payable in arrears within five business days after the end of each month. If the proposed new Investment Management Agreement is approved by the Partners, it will continue for an initial term of two years and may continue annually thereafter upon approval by a vote of a majority of the outstanding voting securities of the Fund or by the Board.



Q.       WHY IS A SHAREHOLDER VOTE BEING SOUGHT?

A. While there is no change in the management fee rate payable to the Adviser, the change in calculation methodology could result, under certain circumstances, in an increase in the actual dollar amount of management fees received by the Adviser. For instance, if the net assets of the Fund increase over a quarter such that the average of the three month-end aggregate net asset values during that quarter is higher than the aggregate net asset value was on the first day of that quarter, the management fee received by the Adviser would be higher, even though the management fee rate is the same percentage rate, because the percentage rate would be applied to a greater average net asset base. Therefore, a shareholder vote is being sought.

Q.       WILL MY VOTE MAKE A DIFFERENCE?

A. Yes. Your vote is needed to ensure that each separate proposal can be acted upon. We encourage all Partners to participate in the governance of the Fund. A plurality of the votes cast is required for approval of Proposal 1. Approval of Proposal 2 requires the affirmative vote of Partners holding a majority of the Fund's capital accounts on the Record Date.

         In addition, your immediate response on the enclosed proxy card will help save the costs of any further solicitations.



Q.       WHO CAN I CALL IF I HAVE QUESTIONS?

A. We will be pleased to answer your questions about this proxy solicitation. Please call J. Michael Fields, Treasurer of the Fund, at
         (888) 363-2324 between 8:30 a.m. and 5:00 p.m., Eastern Time, Monday through Friday.



Q.       HOW DO I VOTE?

A. You may use the enclosed postage-paid envelope to mail your proxy card or you may attend the Special Meeting in person.

                                 PROXY STATEMENT

             SPECIAL MEETING OF PARTNERS TO BE HELD ON MAY 27, 2005

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the "Board") of Hatteras Master Fund, L.P. (the "Fund") for use at the Special Meeting of Partners of the Fund (the "Special Meeting") to be held on Friday, May 27, 2005 at 3:00 p.m. Eastern Time at the offices of the Fund's agent, PFPC Inc., 760 Moore Road, King of Prussia, Pennsylvania 19406. This Proxy Statement and the accompanying proxy card were mailed to Partners on or about May 13, 2005. The close of business on March 31, 2005 has been fixed as the record date (the "Record Date") for the determination of Partners entitled to notice of and to vote at the Special Meeting. Partners will be entitled to cast a number of votes equivalent to the investment percentage of each Partner's capital account balances on the Record Date. A Partner's investment percentage will be determined by dividing the balance of that Partner's capital account by the sum of the capital accounts of all other Partners. At the close of business on the Record Date, the total of the capital account balances of all Partners was approximately $118 million. The Fund generally computes its net asset value as of the last business day of each month. Partners' capital account balances as of the Record Date are based on the Fund's computation of its net asset value as of April 28, 2005 and new investments in the Fund that Partners made as of March 1, 2005.

         All proxy cards solicited by the Board that are properly executed and received by the Fund's Secretary before the Special Meeting will be voted at the Special Meeting in accordance with the Partners' instructions. Any Partner may revoke his proxy card at any time before the Special Meeting by notifying the Fund of revocation in writing, delivering to the Secretary a duly executed proxy card bearing a later date, or attending the Special Meeting in person, requesting return of any previously-delivered proxy card and voting by ballot at the Special Meeting. If no instruction is given on a signed and returned proxy card for any proposal, it will be voted "FOR" all proposals as to which no instruction is given and the proxies may vote, in their discretion, with respect to other matters not now known to the Board that may be presented at the Special Meeting.

         The presence in person or by proxy card of Partners holding a majority of the total number of votes eligible to be cast by all Partners as of the Record Date constitutes a quorum. Votes cast by proxy card or in person at the Special Meeting will be counted by persons appointed by the Fund as inspectors of election for the Special Meeting. The inspectors will count the total number of votes cast "FOR" approval of a proposal for purposes of determining whether sufficient affirmative votes have been cast. Shares represented by proxy cards that reflect abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) will be counted as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. With respect to the election of the Board, neither abstentions nor broker non-votes have an effect on the outcome of the proposal. With respect to any other proposal, abstentions and broker non-votes have the effect of a negative vote.

         If sufficient votes in favor of any of the proposals set forth in the Notice of the Special Meeting are not received by the time scheduled for the Special Meeting, or if a quorum is not present or represented at the Special Meeting, the persons named as proxies may propose adjournments of the Special Meeting for a reasonable period or periods of time to permit further solicitation of proxy cards. In addition, the persons named as proxies may propose one or more adjournments if they determine such action to be advisable. Any adjournment will require the affirmative vote of a majority of the votes entitled to be cast on the question in person or by proxy card at the session of the Special Meeting to be adjourned. In the event of an adjournment, no additional notice is required. With respect to any proposal, the persons named as proxies will vote in favor of adjournment those proxy cards at the Special Meeting that they are entitled to vote in favor of the proposal and will vote against any such adjournment those proxy cards required to be voted against the proposal. The Adviser pays the costs of any additional solicitation and of any adjourned session. Any proposals for which sufficient favorable votes have been received by the time of the Special Meeting may be acted upon and considered final regardless of whether the Special Meeting is adjourned with respect to any other proposal.

         The affirmative vote of a plurality of the votes cast (measured by capital account balances) is necessary to elect Directors to the Board. There is no cumulative voting in the election of Directors. For the purposes of the election of Directors, abstentions and broker non-votes will not be considered votes cast, and do not affect the plurality vote required. The approval of the proposed new Investment Management Agreement requires the affirmative vote (measured by capital account balances) of "a majority of the outstanding voting securities" of the Fund, which is defined in the Investment Company Act of 1940, as amended (the "1940 Act"), to mean the vote (i) of 67 percent or more of the interests present at the Special Meeting, if the holders of more than 50 percent of the interests of the Fund outstanding as of the Record Date are present or represented by proxy card, or (ii) of more than 50 percent of the interests of the Fund outstanding as of the Record Date, whichever is less.

THE FUND RECENTLY COMMENCED INVESTMENT OPERATIONS AND HAS NOT YET PRODUCED A SEMI-ANNUAL OR ANNUAL REPORT. UPON COMPLETION, THE FUND'S SEMI-ANNUAL AND ANNUAL REPORTS WILL BE MAILED TO PARTNERS. THESE REPORTS WILL ALSO BE AVAILABLE TO PARTNERS BY WRITING THE FUND AT 8816 SIX FORKS ROAD, SUITE 107, RALEIGH, NORTH CAROLINA 27615 OR BY CALLING (888) 363-2324.

GENERAL INFORMATION ABOUT THE FUND

         The Fund was organized as a limited partnership under the laws of the State of Delaware on October 29, 2004. The Fund is registered under the 1940 Act as a closed-end, non-diversified management investment company. Interests in the Fund are issued solely in private placement transactions that do not involve any "public offering" within the meaning of Section 4(2) of and/or Regulation D under the Securities Act of 1933, as amended. Investments in the Fund may be made only by U.S. and foreign investment companies or other investment vehicles in which the investors are considered both "accredited investors" and "qualified clients."

         The Fund operates as a "Master Fund" in a "Master/Feeder" structure. As a "Master Fund," the Fund accepts investments from various "Feeder Funds." As of the Record Date, Hatteras Diversified Strategies Fund, L.P. and Hatteras Diversified Strategies Offshore Fund, Ltd. were the only "Feeder Funds" investing in the Fund. As of April 1, 2005, Hatteras Multi-Strategy Fund I, L.P. and Hatteras Multi-Strategy TEI Fund, L.P. became "Feeder Funds." Each of the "Feeder Funds" has the same investment objective as the Fund, which is to generate consistent long-term appreciation and returns across all market cycles.


--------------------------------------------------------------------------------
                                   PROPOSAL 1

                        APPROVAL OF A BOARD OF DIRECTORS
--------------------------------------------------------------------------------

         The Fund is governed by the Board. The Board is currently comprised of five Directors, each of whom is proposed to continue his service. H. Alexander Holmes, Steven E. Moss, George Y. Ragsdale, II and Gregory S. Sellers are each "Independent Directors," because they are not "interested persons" of the Fund as that term is defined in the 1940 Act. David B. Perkins is an "Interested Director," since he is an "interested person" of the Fund by virtue of his affiliation with Hatteras Investment Partners LLC (the "Adviser"). Mr. Perkins was appointed as the initial director of the Fund by Hatteras Investment Management, LLC, the general partner of the Fund, and his appointment was ratified by the Fund's organizational partner (the "Organizational Limited Partner") on December 16, 2004. On the same date, the Organizational Limited Partner approved resolutions electing Messrs. Holmes, Moss and Sellers as Directors. Mr. Ragsdale is recommended for election by Partners for the first time, although Mr. Ragsdale is currently a Director, having been appointed by the Board on February 22, 2005.

         A Director serves on the Board for a term of three years or until he is removed, resigns or is subject to various disabling events such as death or incapacity. A Director may resign upon 90 days' prior written notice to the Board and may be removed either by vote of two-thirds of the Board not subject to the removal vote or of Partners holding not less than two-thirds of the total number of votes eligible to be cast by all of the Partners.

INFORMATION REGARDING DIRECTOR NOMINEES

         The name and age of each Director Nominee, his principal occupation during the past five years and certain of his other affiliations are provided below. The Directors also serve as Directors of Hatteras Multi-Strategy Fund I, L.P. and Hatteras Multi-Strategy TEI Fund, L.P., which are "Feeder Funds" of the Fund (collectively, the "Fund Complex"). Mr. Perkins also serves as a Director of Hatteras Diversified Strategies Offshore Fund, Ltd, which is another "Feeder Fund" of the Fund. The Director Nominees have agreed to continue to serve, if elected at the Special Meeting. It is the intention of the persons designated as proxies in the proxy card, unless otherwise directed therein, to vote at the Special Meeting for the election of each of the Director Nominees. If a Director Nominee is unable or unavailable to serve, the persons named as proxies will vote for such other nominee(s) as the Board may recommend.

-------------------------------------------------------------------------------------------------------------------------
                                                                                                            Number of
                             Position(s)                                                                  Portfolios in
                                Held       Term of Office;                                                Fund Complex
                              with the     Length of Time   Principal Occupation(s) During Past 5 Years   Overseen by
     Name, Address & Age        Fund           Served       and Other Directorships Held by Director        Director
-------------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTORS
-------------------------------------------------------------------------------------------------------------------------
David B. Perkins, 42            Chief       3 year term;   Mr. Perkins has been Chairman and CEO since        3
8816 Six Forks Road           Executive    Since Inception inception of the Fund Complex.  Mr. Perkins
Suite 107                    Officer and                   became the President and Managing Principal
Raleigh, NC 27615            Chairman of                   of the Adviser in September 2003 and became
                            the Board of                   the co-founder and Managing Partner of
                              Directors                    CapFinancial Partners, LLC in April 2003.
                                                           Prior to that, he was Managing Partner at
                                                           Wachovia Securities Financial Network,
                                                           Inc. from June 2002 to September 2003 and
                                                           Managing Principal of CapTrust Financial
                                                           Advisors, LLC from October 1997 to June
                                                           2002.
-------------------------------------------------------------------------------------------------------------------------
INDEPENDENT DIRECTORS
-------------------------------------------------------------------------------------------------------------------------
H. Alexander Holmes, 62       Director:     3 year term;   Mr. Holmes founded Holmes Advisory Services,       3
8816 Six Forks Road             Audit      Since December  LLC, a financial consultation firm, in 1993.
Suite 107                     Committee         2004
Raleigh, NC 27615              Member
-------------------------------------------------------------------------------------------------------------------------
Steven E. Moss, CPA, 51       Director:     3 year term;   Mr. Moss has been a member manager of HMKCT        3
8816 Six Forks Road          Chairman of   Since December  Properties, LLC, an accounting firm, since
Suite 107                     the Audit         2004       January 1996.
Raleigh, NC 27615             Committee
-------------------------------------------------------------------------------------------------------------------------
George Y. Ragsdale, II, 39    Director:     3 year term;   Mr. Ragsdale has been an Investment Research       3
8816 Six Forks Road             Audit      Since February  Director at Kisco Management Co., a family
Suite 107                     Committee         2005       office, since November 1999.
Raleigh, NC 27615              Member
-------------------------------------------------------------------------------------------------------------------------
Gregory S. Sellers, 45        Director:     3 year term;   Mr. Sellers became the Chief Financial             3
8816 Six Forks Road             Audit      Since December  Officer and a director of Kings Plush, Inc.,
Suite 107                     Committee         2004       a fabric manufacturer, in April 2003.  Prior
Raleigh, NC 27615              Member                      to that, he was the Vice President of
                                                           Finance at Parksdale Mills, Inc., a cotton
                                                           and cotton blend yarns producer, from
                                                           January 1991 to April 2003.
-------------------------------------------------------------------------------------------------------------------------

BOARD COMMITTEES

AUDIT COMMITTEE

         The Board has established an Audit Committee. The members of the Audit Committee are Messrs. Holmes, Moss, Ragsdale and Sellers, each of whom is an Independent Director. The Audit Committee recommends the selection of the independent registered public accounting firm to the Board. It also (i) reviews the scope and results of audits and the audit fees charged, (ii) reviews reports from the Fund's independent registered public accounting firm regarding the adequacy of the Fund's internal accounting procedures and controls, (iii) oversees the implementation of the Fund's valuation procedures, (iv) makes fair value determinations and establishes methodologies on behalf of the Board as may be specified in the valuation procedures and (v) establishes a separate line of communication between the Fund's independent registered public accounting firm and its Independent Directors. The Audit Committee may have additional functions and responsibilities as deemed appropriate by the Board and the Audit Committee. The Audit Committee operates under a charter (the "Charter") that was adopted by the Board on December 27, 2004. The Charter is attached as APPENDIX A. The Audit Committee is required to meet at least once annually. During the fiscal year ended March 31, 2005, the Audit Committee held one meeting.

         The Board, including a majority of the Independent Directors, selected Deloitte & Touche LLP ("D&T") as the Fund's independent registered public accounting firm. As part of the organizational activities for the Fund, D&T audited the Fund's statement of assets and liabilities as of December 23, 2004 (the "Seed Financials Audit"). D&T advised the Fund that, to the best of its knowledge and belief, as of its Seed Financials Audit report dated January 11, 2005, no D&T professional had any direct or material indirect ownership interest in the Fund inconsistent with independent professional standards pertaining to accountants. It is expected that representatives of D&T will not be present at the Special Meeting, but will be available by telephone to respond to appropriate questions that may arise and to make a statement if the representatives choose to do so.

         The Fund recently commenced investment operations and has not yet produced a Semi-Annual or Annual Report. The audited financial statements of the Fund for the fiscal year ended March 31, 2005 will be completed and mailed to Partners in the Fund's Annual Report on or about May 30, 2005. In connection with the audit of the March 31, 2005 financial statements, the Audit Committee met on December 27, 2004 to review and discuss the scope of the audit with D&T.

         The members of the Audit Committee are Messrs. Holmes, Moss, Ragsdale and Sellers, each of whom is an Independent Director. The Fund's interests are not listed or traded on any registered national securities exchange and are not listed, traded or quoted on any stock market subject to the rules of any national securities association. Members of the Audit Committee rely without independent verification on the information provided to them and on the representations made by management and the Fund's independent registered public accounting firm. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not assure that any audit of the Fund's financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the accountants of the Fund's independent registered public accounting firm are in fact "independent."

NOMINATING COMMITTEE

         The Board has not established a nominating committee or a nominating committee charter. The Board as a whole performs the functions typically delegated to a nominating committee. While the Board has not elected to have a nominating committee at this time, the Board intends to continually evaluate the need for a nominating committee.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES

         The following paragraphs include information about the aggregate fees paid to D&T for the last fiscal year. Because the Fund's most recent fiscal year ended on March 31, 2005, shortly before this Proxy Statement was printed, the figures for amounts billed for the past fiscal year are good faith estimates and the actual figures may vary.

AUDIT FEES

         Audit Fees are fees related to the audit of and review of the Fund's financial statements included in annual reports and registration statements and other services that are normally provided by an independent registered public accounting firm in connection with statutory and regulatory filings or engagements. Aggregate Audit Fees billed to the Fund by D&T for the fiscal year ended March 31, 2005 were $35,000 (estimate).

AUDIT-RELATED FEES

         Audit-Related Fees are fees for assurance and related services provided by an independent registered public accounting firm that are reasonably related to the performance of the audit of the Fund's financial statements and are not reported as Audit Fees. For the Fund's fiscal year ended March 31, 2005, Audit-Related Fees included certain agreed-upon procedures including technical research on accounting and disclosure matters. Aggregate Audit-Related Fees billed to the Fund by D&T for the fiscal year ended March 31, 2005 were $0 (estimate).

TAX FEES

         Tax Fees are fees associated with tax compliance, tax advice and tax planning. Tax Fees for the Fund's fiscal year ended March 31, 2005 were primarily for research and advice on tax matters. Aggregate Tax Fees billed to the Fund by D&T for the fiscal year ended March 31, 2005 were $0 (estimate). Please note that the Fund's tax year-end is December 31.

ALL OTHER FEES

         All Other Fees are fees for products and services provided by an independent registered public accounting firm, other than the services reported above under "Audit Fees," "Audit-Related Fees" and "Tax Fees." Aggregate All Other Fees billed to the Fund by D&T for the fiscal year ended March 31, 2005 were $0 (estimate).

PRE-APPROVAL POLICIES AND PROCEDURES; ADVISER AFFILIATES

         Before an independent registered public accounting firm is engaged to render (i) audit and non-audit services (including audit-related, tax and all other) to the Fund, and (ii) non-audit services to the Adviser or any control affiliate of the Adviser that relate directly to the Fund's operations and financial reporting, the engagement is required to be approved by the Audit Committee. A "control affiliate" of the Adviser is an entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Fund. The Adviser and control affiliates are collectively referred to as "Adviser Entities."

         The Audit Committee uses a combination of specific (on a case-by-case basis as potential services are contemplated) and general (pre-determined list of permitted services) pre-approvals. Unless a type of service has received general pre-approval, it requires specific pre-approval by the Audit Committee if it is to be provided by an independent registered public accounting firm. This pre-approval policy does not delegate the Audit Committee's responsibilities to pre-approve services performed by the Fund's independent registered public accounting firm to Fund management.

         During the fiscal year ended March 31, 2005, there were no Audit-Related Fees, Tax Fees or All Other Fees billed to Adviser Entities that were required to be approved pursuant to these pre-approval requirements. None of the Audit-Related Fees, Tax Fees and All Other Fees required to be approved during the fiscal year ended March 31, 2005 were approved under the "de minimis" exception provided by applicable regulation.

AGGREGATE NON-AUDIT FEES

The aggregate non-audit fees billed by D&T for services rendered to the Fund and to the Adviser Entities for the fiscal year ended March 31, 2005 are set forth in the table below:

------------------------------------------------------------------------------------------------------
Fiscal Year Ending    Non-Audit Fees Billed to  Non-Audit Fees Billed by  Aggregate Non-Audit Fees
                      the Fund                  D&T to Adviser Entities   Billed by D&T to the Fund
                                                that provide on-going     and Adviser Entities
                                                services to the Fund
------------------------------------------------------------------------------------------------------
March 31, 2005        $0                        $0                        $0
------------------------------------------------------------------------------------------------------

COMPENSATION OF DIRECTORS

         Each Independent Director receives an annual retainer of $10,000. The Fund also reimburses the Independent Directors for meeting-related expenses. The Fund provides no pension or retirement benefits to the Independent Directors. Interested Directors receive no fees or other compensation from the Fund.

         The following table shows the estimated aggregate compensation to be paid to the Independent Directors by the Fund and the Fund Complex for the Fund's fiscal year ended March 31, 2006.

------------------------------------------------------------------------------------------------------------
                                                    PENSION OR       ESTIMATED ANNUAL   TOTAL COMPENSATION
NAME OF INDEPENDENT DIRECTOR     AGGREGATE     RETIREMENT BENEFITS      RETIREMENT
                             COMPENSATION FROM  ACCRUED AS PART OF     BENEFITS UPON      FROM THE FUND
                                 THE FUND         FUND EXPENSES         RETIREMENT       AND FUND COMPLEX
------------------------------------------------------------------------------------------------------------
H. Alexander Holmes               $10,000              None                None              $10,000
------------------------------------------------------------------------------------------------------------
Steven E. Moss                    $10,000              None                None              $10,000
------------------------------------------------------------------------------------------------------------
George Y. Ragsdale, II            $10,000              None                None              $10,000
------------------------------------------------------------------------------------------------------------
Gregory S. Sellers                $10,000              None                None              $10,000
------------------------------------------------------------------------------------------------------------

         The table below sets forth the dollar range of equity securities beneficially owned as of the Record Date by each Director in the Fund, and, on an aggregate basis, in the Fund Complex.

--------------------------------------------------------------------------------
NAME OF DIRECTOR                              AGGREGATE DOLLAR RANGE OF EQUITY
                           DOLLAR RANGE OF      SECURITIES IN ALL REGISTERED
                          EQUITY SECURITIES   INVESTMENT COMPANIES OVERSEEN BY
                            IN THE FUND         DIRECTOR IN FUND COMPLEX
--------------------------------------------------------------------------------
H. Alexander Holmes       Over $100,000 1             Over $100,000
--------------------------------------------------------------------------------
Steven E. Moss                  None                      None
--------------------------------------------------------------------------------
David B. Perkins          Over $100,000 1             Over $100,000
--------------------------------------------------------------------------------
George Y. Ragsdale, II          None                      None
--------------------------------------------------------------------------------
Gregory S. Sellers              None                      None
--------------------------------------------------------------------------------
1 Ownership is through an investment in the Feeder Funds

         As of the Record Date, the Independent Directors and their immediate family members did not own, beneficially or of record, any securities in the Adviser, or in any persons directly or indirectly controlling, controlled by or under common control with the Adviser.


--------------------------------------------------------------------------------
                                   PROPOSAL 2

                 APPROVAL OF NEW INVESTMENT MANAGEMENT AGREEMENT
--------------------------------------------------------------------------------


         The Board is proposing that Partners approve a new Investment Management Agreement to be entered into between the Fund and the Adviser. A form of the proposed new Investment Management Agreement (the "Proposed Investment Management Agreement") is attached as APPENDIX B.

         The only material difference between the Proposed Investment Management Agreement and the current Investment Management Agreement relates to the methodology by which the management fee is calculated.

REASONS FOR THE PROPOSAL AND THE BOARD'S RECOMMENDATION

         Fund management recently recommended to the Board that the Board approve the Proposed Investment Management Agreement to change the calculation methodology for the management fee. Under the current Investment Management Agreement, the Fund pays to the Adviser a management fee equal to 1.00% (annualized) of the aggregate value of the Fund's net assets determined on the first business day of each fiscal quarter. The management fee is payable in advance within five business days after the beginning of each fiscal quarter. The Board, after consultation with counsel to the Fund, determined that this methodology is not consistent with common practice in the investment company industry. Accordingly, on March 10, 2005, the Board approved the Proposed Investment Management Agreement which provides that the Fund will pay to the Adviser a monthly management fee equal to 1/12th of 1.00% (1.00% on an annualized basis) of the aggregate value of its net assets determined as of each month-end. Under the Proposed Investment Management Agreement, the management fee will be computed on the net assets of the Fund as of the last day of each month and payable in arrears within five business days after the end of each month.

         While there is no change in the management fee rate payable to the Adviser, the change in calculation methodology may result, under certain circumstances, in an increase in the actual dollar amount of management fees received by the Adviser. For instance, if the net assets of the Fund increase over a quarter such that the average of the three month-end aggregate net asset values during that quarter is higher than the aggregate net asset value was on the first day of that quarter, the management fees received by the Adviser would be higher, even though the management fee is the same percentage rate, because the percentage rate would be applied to a greater average net asset base. Likewise, if the aggregate net asset values are lower on average at each of the three month-ends during the quarter than they were on the first day of that quarter, the Adviser would receive a lower management fee for its services under the Proposed Investment Management Agreement.

         If approved by Partners, the Proposed Investment Management Agreement would go into effect on July 1, 2005. Accordingly, the first management fee calculation under the new methodology would occur for the month-end July 31, 2005. Under the current Investment Management Agreement, the Adviser's management fee would have been calculated as of July 1, 2005 for the fiscal quarter ended September 30, 2005. The implementation of the new management fee calculation methodology therefore results in a one time, one-month delay in the Adviser's receipt of its management fees.

         During the first quarter of the Fund's investment operations, which ended March 31, 2005, the Adviser received $302,936 in management fees. Had the Proposed Investment Management Agreement been in place during the first quarter of the Fund's investment operations, the Adviser would have received $304,341, which represents a 0.46% increase in management fees.

         The Board met on March 10, 2005 to consider the approval of the Proposed Investment Management Agreement. The Board requested and reviewed, with the assistance of counsel to the Fund, various materials relating to the Adviser, including materials furnished by the Adviser. These materials included information about the Adviser's personnel, organizational structure, operations and financial condition.

         The Board gave particular consideration to matters relating to the organizational capabilities of the Adviser, including:

               o  the nature and stability of the ownership of the Adviser;

               o the nature of the Adviser's portfolio management experience and resources, including the experience of relevant personnel; and

               o the Adviser's resources, practices and procedures to address regulatory compliance matters.

         The Board concluded that the Adviser has sufficient resources to fulfill effectively the Adviser's duties under the Proposed Investment Management Agreement and that the Adviser appeared prepared to continue the management of the Fund's investment program and fulfill the Adviser's fiduciary duties as investment adviser to the Fund.

         The Board also considered other information of the type regularly reviewed when evaluating whether to continue or approve an investment advisory agreement, including:

              1) the terms of the Proposed Investment Management Agreement, which the Board noted were substantially the same as those of the Fund's current Investment Management Agreement except for the methodology by which the management fee is calculated;

              2) the standard of care applicable to the Adviser under the Proposed Investment Management Agreement;

              3) information regarding the performance of and fees paid by certain similar private funds managed by the Adviser;

              4) information compiled by the Adviser intended to gauge the behavior of the Adviser's portfolio management strategy during periods of historical or hypothetical market stress;

              5) the Fund's estimated investment performance and expense ratio and the investment performance and expense ratio of other investment companies with similar investment styles to the Fund; and

              6) the structure of, and the method used to determine, the compensation of portfolio managers.

         The Board concluded that the scope and quality of services to be provided to the Fund under the Proposed Investment Management Agreement was consistent with the Fund's operational requirements.

         The Board then gave substantial consideration to the fees payable under the Proposed Investment Management Agreement, including:

              7) the fees to be paid to the Adviser and the Adviser's anticipated expenses in providing its services, and the fact that certain Adviser Entities provide other services to the Fund and its Partners and receive payment for these services; and

              8) a comparison of the fees payable under the Proposed Investment Management Agreement to fees paid under investment advisory agreements to investment advisers serving other investment companies with similar investment programs to the Fund, which assisted the Board in evaluating the reasonableness of the fees to be paid to the Adviser.

         The Board also considered the effective fees under the Proposed Investment Management Agreement, as a percentage of assets at different Fund asset levels, and possible economies of scale to the Adviser. In this regard the Board considered the amount of assets in the Fund; the information provided by the Adviser relating to its estimated costs; and information comparing the fee rate to be charged by the Adviser (which does not include fee breakpoints) with fee rates charged by other unaffiliated investment managers to their clients.

         After deliberation, the Board concluded that the fees to be paid to the Adviser under the Proposed Investment Management Agreement were reasonable in light of the services the Adviser would provide, its costs and the reasonably foreseeable Fund asset levels.

         The Board then voted to recommend the Proposed Investment Management Agreement to the Fund's Partners for their approval. For the reasons described above, the Board unanimously recommends that Partners vote "FOR" the approval of the Proposed Investment Management Agreement.

INFORMATION CONCERNING THE ADVISER

         The Adviser is a Delaware limited liability company registered as an investment adviser under the Investment Advisers Act of 1940, as amended. The Adviser has its principal offices at 8816 Six Forks Road, Suite 107, Raleigh, North Carolina 27615. As of December 31, 2004, the Adviser had approximately $119 million in assets under management.

         David B. Perkins is the President and Managing Principal of the Adviser and the Chief Executive Officer and an Interested Director of the Fund.

         The following table sets forth the names, addresses, positions, and principal occupations of the Adviser's principal executive officer and managers.

------------------------------------------------------------------------------------------------------------
 NAME AND ADDRESS       CURRENT POSITION(S)                    PRINCIPAL OCCUPATION(S)
                         WITH THE ADVISER
------------------------------------------------------------------------------------------------------------
David B. Perkins        President and CEO           Mr. Perkins became the President and Managing Principal
                                                    of the Adviser in September 2003 and became the
                                                    co-founder and Managing Partner of CapFinancial
                                                    Partners, LLC in April 2003. Prior to that, he was
                                                    Managing Partner at Wachovia Securities Financial
                                                    Network, Inc. from June 2002 to September 2003 and
                                                    Managing Principal of CapTrust Financial Advisors, LLC
                                                    from October 1997 to June 2002. Mr. Perkins has been
                                                    Chairman and CEO of the Fund Complex since inception.
------------------------------------------------------------------------------------------------------------
J. Michael Fields       Director                    Mr. Fields became a Director of the Adviser in
                                                    September 2003.  Prior to joining the Adviser, Mr.
                                                    Fields was employed by CapTrust Financial Advisors
                                                    from August 2002 to September 2003.  Prior to joining
                                                    CapTrust, Mr. Fields was employed by Morgan Stanley in
                                                    Atlanta, Georgia from January 2000 to August 2002.
                                                    Mr. Fields has been the CFO of the Fund Complex since
                                                    inception.
------------------------------------------------------------------------------------------------------------
Mark W. Yusko           Principal                   Mr. Yusko became a Principal of the Adviser in
                                                    September 2003.  In September 2003, Mr. Yusko founded
                                                    Morgan Creek Capital Management, LLC,.  Mr. Yusko
                                                    served as the Chief Investment Officer of the
                                                    University of North Carolina from January 1998 to June
                                                    2004. From April 1993 to January 1998, Mr. Yusko
                                                    served as the Assistant Investment Officer at the
                                                    University of Notre Dame.
------------------------------------------------------------------------------------------------------------
Joshua E. Parrott       Vice President              Mr. Parrott became a Vice President of the Adviser in
                                                    March 2004.  Prior to joining the Adviser, Mr. Parrott
                                                    was employed by Dialectic Capital Management from May
                                                    2003 to September 2003.  From February 1999 to March
                                                    2003, Mr. Parrott was a financial advisor with Morgan
                                                    Stanley.
------------------------------------------------------------------------------------------------------------

         The Adviser is affiliated through common ownership with CapFinancial Partners LLC ("CapFinancial"). CapFinancial serves as a placement agent for the Fund Complex and earns commissions in connection with the offer and sale of interests in the Fund Complex. The Adviser is affiliated through common ownership with Hatteras Investment Management LLC ("HIM"). HIM is the general partner of the Fund.

INFORMATION CONCERNING THE CURRENT INVESTMENT MANAGEMENT AGREEMENT AND THE PROPOSED INVESTMENT MANAGEMENT AGREEMENT

         As noted above, with the exception of the change in the calculation methodology for the management fee, the Proposed Investment Management Agreement contains provisions substantially similar to, and does not differ significantly in substance from, the current Investment Management Agreement between the Fund and the Adviser (together, the "Agreements"). Under the Agreements, the Adviser is responsible for, subject to the supervision and control of the Board, (i) furnishing a continuous investment program for the Fund, (ii) determining what investments shall be purchased, held, sold or exchanged by the Fund and what portion, if any, of the assets of the Fund shall be held uninvested and (iii) making changes in the investments of the Fund. The Adviser also manages, supervises and conducts the other affairs and business of the Fund and matters incidental thereto, subject always to the control of the Board and to the provisions of the Amended and Restated Agreement of Limited Partnership dated March 31, 2005 (the "Partnership Agreement"), the Registration Statement of the Fund and the 1940 Act.

          The Agreements provide that the Adviser is not liable to the Fund for any acts or omissions or any error of judgment or for any loss suffered by the Fund in connection with the performance by the Adviser of its duties under the Agreements, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser or any of its officers, principals, members, shareholders, directors, partners, employees or agents (collectively, the "Affiliates") in the performance of their duties under the Agreements, or from reckless disregard by the Adviser or its Affiliates of their obligations or duties under the Agreements.

         The current Investment Management Agreement, dated January 3, 2005, was approved by the Fund's initial Partner in connection with the organization of the Fund and was approved by the Directors at a meeting held for that purpose on December 27, 2004. On March 10, 2005, the Board considered additional information with respect to the current Investment Management Agreement and re-approved it. The Agreements each remain in effect for an initial term of two years and shall continue for successive one-year periods so long as such continuance is approved by vote of "a majority of the outstanding voting securities" of the Fund, as defined under the 1940 Act, or by the Board and, in either event, by the vote of a majority of the Independent Directors, cast in person at a meeting called for that purpose. The Agreements provide for termination by the Board or by the Fund's Partners (by a vote of "a majority of the outstanding voting securities" of the Fund) without penalty at any time on not more than sixty (60) days' nor less than thirty (30) days' written notice to the Adviser, or by the Adviser on not more than sixty (60) days' nor less than thirty (30) days' written notice to the Fund. The current Investment Management Agreement will be terminated if and when the Proposed Investment Management Agreement becomes effective.

         If the Proposed Investment Management Agreement is not approved by the Partners of the Fund, the Board will consider what other action is appropriate based upon the best interests of the Fund's Partners. Until that decision is made, the current Investment Management Agreement will continue in effect.

         During the fiscal year ended March 31, 2005, the aggregate fees that the Adviser received under the current Investment Management Agreement were $302,936. During the fiscal year ended March 31, 2005, the Feeder Funds also paid the Adviser $6,112.50 for investor services in accordance with an investor servicing agreement between the Feeder Funds and the Adviser.

--------------------------------------------------------------------------------
                                 OTHER BUSINESS
--------------------------------------------------------------------------------

         The Board knows of no business other than that specifically mentioned in the Notice of the Special Meeting that will be presented for consideration at the Special Meeting. If other business should properly come before the Special Meeting, the proxy holders will vote thereon in accordance with their best judgment.

                                OTHER INFORMATION

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

         To the knowledge of the Fund, as of the Record Date, the officers and Directors of the Fund owned, as a group, less than 1% of the outstanding capital account balances of the Fund.

         APPENDIX C to this Proxy Statement lists the persons that, to the knowledge of the Fund, held beneficially 5% or more of the outstanding interests in the Fund (measured by capital account balances) as of the Record Date.

VOTE REQUIRED AND RECOMMENDATION

         Approval of Proposal 1 requires the affirmative vote of a plurality of votes cast at the Special Meeting. Approval of Proposal 2 requires the affirmative vote of "a majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund (measured by capital account balances, exclusive of capital accounts of any Special Advisory Member).

         THE BOARD OF DIRECTORS OF THE FUND UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" EACH PROPOSAL.

EXPENSES

         The Adviser will bear the expenses incurred in connection with the Special Meeting, including printing, mailing, solicitation and vote tabulation expenses, legal fees, and out-of-pocket expenses.

SOLICITATION OF PROXIES

         Solicitation will be primarily by mail, but officers of the Fund or regular employees of the Adviser or the Fund's placement agents may also solicit without compensation by telephone, e-mail or personal contact.

ADVISER

         Hatteras Investment Partners LLC is the Fund's investment adviser, with principal offices at 8816 Six Forks Road, Suite 107, Raleigh, North Carolina 27615.

ADMINISTRATOR

         PFPC Inc., 760 Moore Road, King of Prussia, Pennsylvania 19406, serves as administrator of the Fund (the "Administrator"). The Administrator provides certain accounting, administrative and investor services to the Fund.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

         Deloitte & Touche LLP, 1700 Market Street, 25th Floor, Philadelphia, Pennsylvania 19103 serves as the Fund's independent registered public accounting firm.

PLACEMENT AGENT

         CapFinancial Partners, LLC, an affiliate of the Adviser and the Fund, serves as a non-exclusive Placement Agent for the Fund, with principal offices at 8816 Six Forks Rd., Suite 301, Raleigh, NC 27615.

OFFICERS OF THE FUND

         Officers of the Fund are elected annually by the Board and hold office until their successors are elected or appointed or until they resign, are removed or are otherwise disqualified to serve. The principal executive officers of the Fund, together with their positions with the Fund and their principal occupations for the last five years, are listed on APPENDIX D.

PARTNER PROPOSALS AND COMMUNICATIONS WITH THE BOARD

         The Fund is not required to hold annual meetings of Partners and currently does not intend to hold meetings unless Partner action is required under the 1940 Act. Due to the limited number of Partners in the Fund, the Board has not adopted formal procedures for Partner communications with the Board. Any Partner proposals for any future meetings of Partners must be submitted to the Fund within a reasonable time before the Fund begins to print and mail proxy materials for such meeting.

DELIVERY OF PROXY STATEMENT

         The SEC has adopted rules that permit investment companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements with respect to two or more Partners sharing the same address by delivering a single proxy statement addressed to those Partners. This practice, which is commonly referred to as "householding," potentially means extra convenience for Partners and cost savings for companies. We are only delivering one proxy statement to multiple Partners sharing an address, unless you have instructed us not to do so. If, at any time, you no longer wish to participate in "householding" and would prefer to receive a separate proxy statement, please notify your financial adviser or placement agent or direct a written request to the Fund, and we will deliver a separate copy of the proxy statement to you promptly. Partners who currently receive multiple copies of the proxy statement at their address and would like to request "householding" of their communications should contact their financial adviser or placement agent or the Fund directly at 8816 Six Forks Road, Suite 107, Raleigh, North Carolina 27615 or (888) 363-2324.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES AND EXCHANGE ACT OF 1934

         Section 16(a) of the Securities Exchange Act of 1934, as amended, and
Section 30(h) of the 1940 Act, and the rules thereunder, require that the Fund's Directors and certain officers, the Adviser, certain persons affiliated with the Adviser, and persons who own more than 10% of a registered class of the Fund's securities, file reports of ownership and changes of ownership with the Securities and Exchange Commission (the "SEC"). Directors, officers, and greater than 10% Partners are required by SEC regulations to furnish the Fund with copies of all Section 16(a) forms they file.

         Based solely upon the Fund's review of the copies of such forms it receives and written representations from certain of such persons, the Fund believes that these persons complied with all such applicable filing requirements.





         PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.


                                               /s/ VICKEY COLLINS
                                               -------------------------
                                               Vickey Collins, Secretary
                                               May 13, 2005

PROXY CARD                                                            PROXY CARD

                           HATTERAS MASTER FUND, L.P.
                                  (THE "FUND")

                   SPECIAL MEETING OF PARTNERS - MAY 27, 2005

                  THIS PROXY CARD IS SOLICITED ON BEHALF OF THE
                 BOARD OF DIRECTORS OF THE FUND FOR THE SPECIAL
                 MEETING OF PARTNERS TO BE HELD ON MAY 27, 2005.

The undersigned hereby appoints Sandra Adams, David C. Lebisky and Adam Shoffner as proxies, each with the power to appoint his or her substitute and to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Special Meeting of Partners of the Fund (the "Special Meeting") to be held at 3:00 p.m., Eastern Time, on May 27, 2005 at the offices of the Fund's agent, PFPC Inc., at 760 Moore Road, King of Prussia, Pennsylvania 19406 and at any adjournment thereof, in the manner directed on the reverse with respect to the matters referred to in the Proxy Statement for the Special Meeting, receipt of which is hereby acknowledged, and in the Proxies' discretion with respect to such other matters that properly come before the Special Meeting or any adjournment thereof.

IF THIS PROXY CARD IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE VOTED AS SPECIFIED. IF THIS PROXY CARD IS PROPERLY EXECUTED BUT NO SPECIFICATION IS MADE FOR ANY ONE OR MORE OF THE PROPOSALS, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE VOTED "FOR" ALL PROPOSALS AS TO WHICH NO SPECIFICATION IS MADE.




                            Date:_____________ ,____________




                           -----------------------------------------------------



                           -----------------------------------------------------
                           Signature(s) (if held jointly)      (SIGN IN THE BOX)


                           NOTE: This proxy card must be signed exactly as your name(s) appears hereon. If signing as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please indicate this by adding an appropriate title. A proxy card with respect to an interest held in the name of two or more persons is valid if executed by one of them unless at or before exercise of the proxy card the Fund receives specific written notice to the contrary from any one of them.

Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS. [X]

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" EACH OF THE DIRECTOR NOMINEES AND "FOR" THE APPROVAL OF THE NEW INVESTMENT MANAGEMENT AGREEMENT.

1. APPROVAL OF DIRECTORS                          FOR       WITHHOLD
                                                nominee     AUTHORITY
                                                 listed    to vote for
                                                             nominee
                                                          listed at left

   H. ALEXANDER HOLMES                            [ ]          [ ]

   STEVEN E. MOSS                                 [ ]          [ ]

   DAVID B. PERKINS                               [ ]          [ ]

   GEORGE Y. RAGSDALE, II                         [ ]          [ ]

   GREGORY S. SELLERS                             [ ]          [ ]


                                                  FOR         AGAINST    ABSTAIN
2. APPROVAL OF A NEW INVESTMENT MANAGEMENT
   AGREEMENT BETWEEN THE FUND AND
   HATTERAS INVESTMENT PARTNERS LLC.              [ ]          [ ]        [ ]

                                                 GRANT       WITHHOLD

3. TO TRANSACT SUCH OTHER BUSINESS AS
   MAY PROPERLY COME BEFORE THE
   SPECIAL MEETING OR ANY ADJOURNMENT
   THEREOF.                                       [ ]          [ ]

         CHECK HERE IF YOU PLAN TO ATTEND
                      THE SPECIAL MEETING

             (___ PERSON(S) WILL ATTEND).         [ ]

IMPORTANT

IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE STRONGLY URGE YOU TO REVIEW, COMPLETE AND RETURN YOUR PROXY CARD AS SOON AS POSSIBLE. YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR CAPITAL ACCOUNT BALANCE. PLEASE SIGN AND DATE ON THE REVERSE SIDE BEFORE MAILING.

                                   APPENDIX A


                                 CHARTER OF THE
                                 AUDIT COMMITTEE
                                       OF
                           HATTERAS MASTER FUND, L.P.
                      HATTERAS MULTI-STRATEGY FUND I, L.P.
                     HATTERAS MULTI-STRATEGY TEI FUND, L.P.

         The function of the Audit Committee is oversight. It is the responsibility of Hatteras Investment Partners LLC (the "Adviser") to maintain appropriate systems for accounting and internal control, and the auditor's responsibility to plan and carry out a proper audit.

         The Audit Committee shall assist the Boards of Directors of Hatteras Master Fund, L.P. (the "Master Fund"), Hatteras Multi-Strategy Fund I, L.P. ("Fund I") and Hatteras Multi-Strategy TEI Fund, L.P. ("TEI Fund" and collectively, the "Funds") in connection with the preparation of the semi-annual and annual financial statements of the Funds. In doing so, the Committee shall recommend to the Boards the selection (or termination) of the independent certified public accountants and auditor for the Funds and shall also have the following responsibilities, functions and authority:

1. The Committee shall maintain a direct line of communication and meet with the independent certified public accountants and auditor for the Funds (the "AUDITOR") who currently is Deloitte & Touche LLP, to review:

         1.01   The scope of audits and audit reports;

         1.02 The personnel, staffing, qualifications and experience of the Auditor;

         1.03   The independence of the Auditor;

         1.04   The compensation of the Auditor;

         1.05 The audited financial statements and other financial information submitted by the Auditor;

         1.06 Management letters submitted by the Auditor in connection with audits of financial statements and the Adviser's responses;

         1.07 All recommendations and comments submitted to the Boards or the Committee by the Auditor, either written or verbal;

         1.08 Changes in accounting and auditing procedures, principals, practices, standards and reporting;

         1.09   Tax matters affecting the Funds, including:

                (a) Compliance with the provisions of the Internal Revenue Code and regulations, including annual reviews for the Funds concerning qualification as a regulated investment company under the Internal Revenue Code;

                (b) Tax legislation and rulings.

2. The Committee shall also receive and review reports and materials submitted by any certified public accounting or auditing firm concerning the following matters:

         2.01 Reports concerning the policies, procedures and operating effectiveness of the Hatteras Accounting Department.

         2.02 Reports concerning portfolio accounting software, and the Hatteras Accounting Department's use and implementation thereof.

         2.03 Reports concerning the internal controls and performance of PFPC, Inc. as the Administrator and the Escrow Agent under and compliance with the Administration, Accounting and Investor Servicing Agreements between PFPC, Inc. and each of the Master Fund, Fund I and TEI Fund and the Escrow Agreements between PFPC Inc., Hatteras Investment Partners LLC and each of Fund I and TEI Fund, which relate to accounting matters of the Funds or the Funds' financial statements.

3. The Committee shall review reports from the Adviser's Internal Audit Department and meet with staff of the Internal Audit Department, with or without the presence of personnel of the Adviser as the Committee deems appropriate, to discuss the reports.

4. The Committee shall review the annual and semi-annual reports for the Funds and meet with appropriate personnel of the Hatteras Accounting Department for this purpose.

5. The Committee shall meet upon the call of the Chairman and the Committee may set its agendas and the places and times of Committee meetings. The Committee may request reports and other information from the Adviser and may request officers and personnel of the Adviser to meet with the Committee. The Committee may employ and meet with such experts as it deems necessary to perform its functions. The Committee shall keep minutes and records of its meetings and shall report to the Boards of the Funds.

6. The Committee may meet alone and outside the presence of personnel of the Adviser with any certified public accountant and auditing firm rendering reports to the Committee or the Boards relating to accounting matters of the Funds and with outside legal counsel. The Committee may also meet with the Adviser separate from the presence of the personnel of any such certified public accountant and auditing firm.

7. The Committee may review other information and meet with any other parties relevant to the review of the Auditors, the audit engagement or the internal controls of the Adviser.

8. The Committee shall evaluate and make recommendations regarding the retirement plan, deferred compensation plan and other benefits provided by the Funds to the independent and interested Board Directors.

9. The Committee shall review and consider other accounting matters of the Funds that may be referred to it by the Board.

10. This Charter of the Committee may be amended or modified from time to time by the Boards of the Funds.

11. The Committee shall be composed entirely of the Board members who are not currently and have not previously been employed as directors or officers of the Adviser or its affiliates.

12. A majority of the Funds' Directors who are not "interested persons" as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940 shall appoint each Committee member, and may set a maximum term of appointment of each Committee member. The Chairman of the Committee shall be appointed by the Chairman of the Boards of the Funds.

13. The Committee shall review this Charter annually and recommend to the Boards any changes to the Charter that the Committee deems appropriate.

                                          Adopted by the Board on March 31, 2005

                                          /s/ DAVID B. PERKINS
                                          -----------------------------------
                                          David B. Perkins, Director


                                          /s/ H. ALEXANDER HOLMES
                                          -----------------------------------
                                          H. Alexander Holmes, Director


                                          /s/ STEVEN E. MOSS
                                          -----------------------------------
                                          Steven E. Moss, Director


                                          /s/ GEORGE Y. RAGSDALE, II
                                          -----------------------------------
                                          George Y. Ragsdale, II, Director


                                          /s/ GREGORY S. SELLERS
                                          -----------------------------------
                                          Gregory S. Sellers, Director

                                   APPENDIX B

                         INVESTMENT MANAGEMENT AGREEMENT

         INVESTMENT MANAGEMENT AGREEMENT dated this __ day of ________, 2005, between HATTERAS INVESTMENT PARTNERS LLC, a Delaware limited liability company (the "Investment Manager"), and HATTERAS MASTER FUND, L.P. a Delaware limited partnership (the "Master Fund"). All terms not defined herein shall have the meanings ascribed to them in the Limited Partnership Agreement of the Master Fund (the "Master Partnership Agreement")

         WHEREAS, the Master Fund is registered with the Securities and Exchange Commission (the "SEC") as a closed-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act");

         WHEREAS, the Investment Manager is engaged principally in the business of rendering investment management services and is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended;

         WHEREAS, the Master Fund desires to retain the Investment Manager to render investment advisory services to the Master Fund in the manner and on the terms and conditions hereinafter set forth;

         WHEREAS, the Investment Manager is willing to render such services and/or engage others to render such services to the Master Fund; and

         WHEREAS, the Master Fund serves as the "master" portfolio for one or more "feeder" funds (each, a "Fund" and collectively, the "Feeder Funds") that invest all or substantially all of their assets in the Master Fund and that have the same investment objective and policies as the Master Fund.

         NOW, THEREFORE, in consideration of the mutual covenants herein contained and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

         1. APPOINTMENT OF THE INVESTMENT MANAGER. The Master Fund hereby appoints the Investment Manager to act as investment adviser and provide investment advisory services to the Master Fund, subject to the supervision of the Master Fund's board of directors (the "Board of Directors"), for the period and on the terms and conditions set forth in this Agreement. The Investment Manager accepts such appointment and agrees to render the services and to assume the obligations set forth in this Agreement commencing on its effective date for the compensation herein provided.

         2. RESPONSIBILITIES OF THE INVESTMENT MANAGER.

            (a) INVESTMENT PROGRAM. The Investment Manager shall: (i) furnish continuously an investment program for the Master Fund; (ii) determine (subject to the overall supervision and review of the Board of Directors) what investments shall be purchased, held, sold or exchanged by the Master Fund and what portion, if any, of the assets of the Master Fund shall be held uninvested; and (iii) make changes in the investments of the Master Fund. The Investment Manager also shall manage, supervise and conduct the other affairs and business of the Master Fund and matters incidental thereto, subject always to the control of the Board of Directors and to the provisions of the organizational documents of the Master Fund, the Registration Statement of the Master Fund and its securities, including the offering documents and Registration Statements of the funds listed on Exhibit A hereto (collectively, the "Feeder Funds"), and the 1940 Act, in each case as from time to time amended and in effect. Subject to the foregoing, with the consent of the holders of interests in the Feeder Funds, the Investment Manager shall have the authority to engage one or more sub-advisers in connection with the management of the Master Fund, which sub-advisers may be affiliates of the Investment Manager.

            (b) AUTHORITY OF THE INVESTMENT MANAGER. In connection with its obligations hereunder, the Investment Manager will have the authority for and in the name of the Master Fund:

                (i) to invest and re-invest the Master Fund's assets (including determining the size, timing, price and counterparty of such transactions) primarily in interests in (A) private investment vehicles, including limited partnerships, limited liability companies and similar entities (the "Advisor Funds") managed by asset managers (the "Advisors"); (B) separate accounts managed by Advisors ("Accounts"); and (C) other instruments including liquid short-term investments not prohibited for investment by the offering documents, limited partnership agreements or articles of association of any of the Feeder Funds (together with the Advisor Funds, Accounts and the instruments described in this paragraph, the "Securities") and to pay the fees and costs associated with such Securities;

                (ii) to be responsible for the selection of, monitoring of, and allocation of certain of the Master Fund's assets in the Securities;

                (iii) directly or through the Advisor Funds or Accounts, to purchase, hold, sell, transfer, exchange, mortgage, pledge, hypothecate and otherwise act to acquire and dispose of and exercise all rights, powers, privileges, and other incidents of ownership or possession with respect to Securities held or owned by the Master Fund;

                (iv) directly or through the Advisor Funds or Accounts, to acquire a long position or a short position with respect to any Securities and to make purchases or sales increasing, decreasing or liquidating such position or changing from a long position to a short position or from a short position to a long position, without any limitation as to the frequency of the fluctuation in such position or as to the frequency of the changes in the nature of such positions;

                (v) directly or through the Portfolio Funds or Accounts, to purchase Securities for investment and to make such representations to the seller of such Securities, and to other persons, that the Investment Manager may deem proper in such circumstances, including the representation that such Securities are purchased by the Fund for investment and not with a view to their sale or other disposition;

                (vi) directly or through the Advisor Funds or Accounts, to vote and exercise all other rights in connection with Securities purchased on behalf of the Master Fund;

                (vii) with the oral or written approval of the general partner of the Master Fund, to borrow or raise monies from time to time without limit as to amount or manner and time of repayment, and to issue, accept, endorse and execute promissory notes or other evidences of indebtedness, and to secure the payment of any such borrowings, and of the interest thereon, by mortgage upon or pledge, conveyance or assignment in trust of the whole or any part of the properties of the Master Fund whether at the time owned or thereafter acquired;

                (viii) to lend, with or without security, any of the Securities, funds or other properties which are from time to time owned or held by the Master Fund;

                (ix) to engage personnel, whether part-time or full-time, and attorneys, administrators, consultants, independent accountants, sub-advisers, auditors or such other persons as the Investment Manager may deem necessary or advisable;

                (x) to issue orders and directions to any bank, brokerage, or other financial institution at which the Master Fund maintains a general account with respect to the disposition and application of monies or Securities of the Master Fund from time to time held by such institution;

                (xi) directly or through the Advisor Funds or Accounts, to open, maintain, conduct and close accounts, including margin and custodial accounts, with brokers, dealers, banks, counterparties and futures commission merchants, which power shall include the authority to issue all instructions and authorizations to brokers, dealers, banks, counterparties and futures commission merchants regarding the Securities and/or money therein; to pay, or authorize the payment and reimbursement of, commissions, markups or markdowns that may be in excess of the lowest rates available that are paid to brokers, dealers, banks, counterparties and futures commission merchants who execute transactions for the account of the Master Fund and who supply or pay for (or rebate to the Master Fund for payment of) the cost of brokerage or research services (such as custodial services, news and quotation equipment and publications) utilized by the Master Fund;

                (xii) to combine purchase or sale orders on behalf of the Master
            Fund together with other accounts to whom the Investment Manager provides investment services or accounts of affiliates of the Investment Manager (the "Other Accounts") and allocate the Securities or other assets so purchased or sold among such accounts;

                (xiii) to enter into any other contracts or agreements in
            connection with any of the foregoing activities, including contracts or agreements with Persons, firms or corporations with which a principal of the Investment Manager is affiliated;

                (xiv) to do such other acts as are delegated to the Investment
            Manager by the Board or the general partner of the Master Fund; and

                (xv) to do all things necessary and appurtenant to any of the foregoing.

         As to any matter not expressly provided for by this Agreement, the Investment Manager shall be in all cases fully protected in acting or in refraining from acting hereunder until it shall receive assurances to its reasonable satisfaction that it and its affiliates, members and employees shall be fully indemnified by the Master Fund to its satisfaction against any and all liability and expense that may be incurred by it by reason of taking, continuing to take or failing to take any such action.

                (c) ADMINISTRATIVE SERVICES. The Investment Manager shall render to the Master Fund management and administrative assistance in connection with the operation of the Master Fund that shall include: (i) compliance with all reasonable requests of the Master Fund for information, including information required in connection with the Master Fund's filings with the SEC, other federal and state regulatory organizations, and self-regulatory organizations, and (ii) such other services as the Investment Manager shall from time to time determine to be necessary or useful to the administration of the Master Fund.

                (d) REPORTS. The Investment Manager will submit such periodic reports to the Master Fund regarding the Investment Manager's activities hereunder as the Master Fund may reasonably request.

                (e) BOOKS AND RECORDS. The Investment Manager will maintain or cause to be maintained for the Master Fund all books, records, reports and any other information required under the 1940 Act, to the extent that such books, records, reports and other information are not maintained or furnished by the custodian, transfer agent, administrator, sub-administrator or other agent of the Master Fund.

         3. REIMBURSEMENT BY THE FUND. The Investment Manager may retain, in connection with its responsibilities hereunder, the services of others to assist in the investment advice to be given to the Master Fund. Payment for any such services shall be assumed by the Investment Manager, and the Master Fund shall not have any liability therefore; PROVIDED, HOWEVER, that the Investment Manager may in its discretion, on behalf of the Master Fund, retain the services of independent third party professionals, legal advisers, accountants, consultants and other professionals in connection with the services provided by the Investment Manager pursuant to this Agreement.

         4. EXPENSES OF THE FUND. The Master Fund shall bear full responsibility for the following fees and expenses, although the Investment Manager may pay certain expenses of the Master Fund in its absolute discretion:

                (a) custodian and sub-custodian fees, if any, for its Securities;

                (b) administrator's fees and disbursements;

                (c) tax preparation and auditor's fees;

                (d) taxes other than those incurred in connection with facilities and services rendered by the Investment Manager at the Investment Manager's expense;

                (e) legal fees and disbursements;

                (f) auditing fees and disbursements;

                (g) organization and conduct of meetings of the limited partners and the preparation and distribution of all reports and other communications with limited partners;

                (h) calculation of the net asset value of the Master Fund and the capital account of each limited partner of the Master Fund, in a manner determined pursuant to the Master Partnership Agreement;

                (i) investment expenses (E.G., expenses which are directly related to the investment of the Master Fund's assets, including, but not limited to, brokerage commissions, interest expense and consulting and other professional fees relating to Securities, including management and performance-based fees and expenses of the Advisor Funds and Accounts); and

                (j) other operations and expenses not related to functions assumed by the Investment Manager hereunder.

         5. EXPENSES OF THE INVESTMENT MANAGER. Subject to Section 3 and Section 4 herein, the Investment Manager will render the services set forth in Section 2 of this Agreement at its own expense, including without limitation, the salaries of employees necessary for such services, the rent and utilities for the facilities provided, and other advisory and operating expenses, except as assumed by the Master Fund under this Agreement or the Master Partnership Agreement or provided for pursuant to the permitted use of soft dollar arrangements. The Investment Manager may pay certain expenses of the Master Fund in its sole discretion.

         6. FEES.

                (a) Subject to the following Section 6(c), as compensation for its provision of the services hereunder, the Master Fund will pay to the Investment Manager a monthly investment management fee (the "MANAGEMENT FEE") equal to 1/12th of 1.00% (1.00% on an annualized basis) of the aggregate value of its net assets determined as of each month end. The Management Fee will be computed based on the net assets of the Master Fund as of the last day of each month, and will be due and payable in arrears within five business days after the end of each month. Notwithstanding the foregoing, any changes to the compensation to the Investment Manager set forth in any offering document of the Master Fund shall not be binding on the Investment Manager, unless agreed to in writing by the Investment Manager.

                (b) The Investment Manager, in its sole discretion, may vary, defer or waive, by rebate or otherwise, all or part of any fees payable under Section 6(a) in accordance with applicable law. Profits derived by the Investment Manager, including from such fees, may be used for any lawful purpose, including payments to any other person in the sole discretion of the Investment Manager.

                (c) If the Investment Manager shall serve hereunder for less than the whole of any month, the fee hereunder shall be prorated according to the proportion that such period bears to the full month (based on the aggregate value of its net assets determined as of the date of cessation) and shall be payable within five business days after the cessation of the Investment Manager's services hereunder. The value of the net assets of the Master Fund shall be determined pursuant to the applicable provisions of the Master Partnership Agreement, valuation procedures, and Registration Statement of the Master Fund, each as amended from time to time. If the determination of the net asset value of the Master Fund has been suspended for a period including the end of any month when the Investment Manager's compensation is payable pursuant to this paragraph, then the Investment Manager's compensation payable with respect to such month shall be computed on the basis of the value of the net assets of the Master Fund as last determined (whether during or prior to such month).

                (d) Each payment for services to the Investment Manager shall be accompanied by a report of the Master Fund, prepared either by the administrator hired by the Master Fund or by an independent certified public accountant or an attorney which shall show the amount properly payable to the Investment Manager under this Agreement, and the manner of computation thereof.

         7. SELECTION OF BROKERS. Except for investments made directly in Securities by the Investment Manager on behalf of the Master Fund, the Master Fund and the Investment Manager will have no direct control over the selection of brokers.

         In selecting brokers or dealers to execute transactions directly, the Investment Manager may not necessarily solicit competitive bids and may not have an obligation to seek the lowest available commission cost. It may not be the practice of the Investment Manager to negotiate "execution only" commission rates, and thus the Investment Manager may be deemed to be paying for research and other services provided by the broker which are included in the commission rate. Research furnished by brokers may include, but is not limited to, written information and analyses concerning specific securities, companies or sectors; market, financial and economic studies and forecasts; financial publications; statistic and pricing services, as well as discussions with research personnel, along with hardware, software, databases and other technical and telecommunication services and equipment (including updates, improvements and repairs of same) utilized in the investment management process. Research services obtained by the use of commissions arising from the Master Fund's direct portfolio transactions may be used by the Investment Manager in its other investment activities. To the extent the Investment Manager utilizes commissions to obtain items which would otherwise be an expense of the Investment Manager, such use of commissions in effect constitutes additional compensation to the Advisor. Section 28(e) of the Securities Exchange Act of 1934, as amended, permits the payment of a rate of commissions in excess of the amount another broker would have charged to obtain "research and execution" services, which may result in higher transaction costs than would otherwise be obtainable.

         8. STATUS OF THE INVESTMENT MANAGER. The Investment Manager shall for all purposes be an independent contractor and not an agent or employee of the Master Fund. The Investment Manager shall have no authority to act for, represent, bind or obligate the Fund except as provided herein.

         9. EXCULPATION; INDEMNIFICATION. None of the Investment Manager or its officers, principals, members, shareholders, directors, partners, employees, agents, members, affiliates or the legal representatives of any of them or managers, members or affiliates (each, an "Indemnified Person") shall be liable for any acts or omissions or any error of judgment or for any loss suffered by the Master Fund in connection with the subject matter of this Agreement, except for loss resulting from willful misfeasance, bad faith or gross negligence in the performance by such Indemnified Person of obligations and duties hereunder. To the fullest extent permitted by law, the Master Fund shall indemnify each Indemnified Person out of the assets of the Master Fund from and against any and all costs, losses, claims, damages, amounts paid in settlement, judgment or expense, liabilities, joint or several, including, without limitation, legal fees or other expenses reasonably incurred in the investigation or defense of any action, suit or proceeding (including civil, criminal, administrative or investigative proceedings) to which an Indemnified Person may be a party or otherwise be involved with or with which an Indemnified Person shall be threatened, resulting in any way from the performance or non-performance of their duties hereunder, except those resulting from the willful misfeasance, gross negligence or bad faith of such Indemnified Person. The Master Fund shall advance to or reimburse an Indemnified Person (to the extent that the Master Fund has available assets and need not borrow to do so) reasonable attorney's fees and other costs and expenses incurred in connection with defense of any action or proceeding arising out of such performance or non-performance. The Investment Manager agrees, and each other Indemnified Person will agree, that in the event it receives any such advance, it shall reimburse the Master Fund for such fees, costs and expenses to the extent that it shall be determined that it was not entitled to indemnification under this Section 9. Notwithstanding the foregoing, nothing in this Section 9 shall be deemed to constitute a waiver of any rights the Master Fund may have under U.S. federal securities laws (which may impose liability, under certain circumstances, even on persons who act in good faith).

         10. SERVICES NOT EXCLUSIVE. The services of the Investment Manager to the Master Fund hereunder are not to be deemed exclusive, and the Investment Manager shall be free to render similar services to others so long as its services hereunder are not impaired thereby. In addition, the parties may enter into agreements pursuant to which the Investment Manager provides administrative or other non-investment advisory services to the Master Fund, and may be compensated for such other services.

         11. CONFLICTS OF INTEREST. Whenever the Master Fund and one or more other accounts or investment companies managed or advised by the Investment Manager or an Advisor have available funds for investment, investments suitable and appropriate for each shall be allocated in accordance with procedures approved by the Board of Directors and believed by the Investment Manager or the Advisor to be equitable to each entity. Similarly, opportunities to sell Securities shall be allocated in accordance with procedures approved by the Board of Directors and believed by the Investment Manager or the Advisor to be equitable. The Master Fund recognizes that in some cases this procedure may adversely affect the size of the position that may be acquired or disposed of for the Master Fund. In addition, the Master Fund acknowledges that any member, director, officer, or persons employed by the Investment Manager, its affiliates, or an Advisor, who may also be a member, director, officer, or person employed by the Master Fund, to assist in the performance of the Investment Manager's or the Advisor's duties hereunder will not devote their full time to such service and nothing contained herein shall be deemed to limit or restrict the right of the Investment Manager or any affiliate of the Investment Manager or an Advisor to engage in and devote time and attention to other businesses or to render services of whatever kind or nature.

         12. DURATION AND TERMINATION.

                (a) DURATION. This Agreement shall become effective on the date first set forth above, and shall remain in full force and effect until the date which is two years after the effective date of this Agreement. Subsequent to such initial period of effectiveness, this Agreement shall continue in full force and effect, subject to Section 12(c), for successive one-year periods so long as such continuance is approved at least annually: (i) by either the Board of Directors or by vote of a majority of the outstanding voting securities (as defined in the 1940
         Act) of Fund; and (ii) in either event, by the vote of a majority of the directors of the Master Fund who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval.

                (b) AMENDMENT. This Agreement may be amended only by the written agreement of the parties. Any amendment shall be required to be approved by the Board of Directors in accordance with the provisions of section 15(c) of the 1940 Act and the rules and regulations adopted thereunder. If required by the 1940 Act, any material amendment shall also be required to be approved by such vote of partners of the Fund as is required by the 1940 Act and the rules and regulations thereunder.

                (c) TERMINATION. This Agreement may be terminated at any time, without payment of any penalty, by vote of the Board or by vote of a majority of the outstanding voting securities (as defined in the 1940
         Act) of the Fund, or by the Investment Manager, in each case on not more than sixty (60) days' nor less than thirty (30) days' prior written notice to the other party.

                (d) AUTOMATIC TERMINATION. This Agreement shall automatically and immediately terminate in the event of its assignment (as defined in the 1940 Act).

         13. USE OF NAME. The Master Fund acknowledges that it adopted its name through the permission of the Investment Manager. The Investment Manager hereby consents to the non-exclusive use by the Master Fund of the name "Hatteras Master Fund, L.P." only so long as the Investment Manager serves as the Master Fund's Investment Manager. The Fund agrees to indemnify and hold harmless the Investment Manager and its affiliates from and against any and all costs, losses, claims, damages or liabilities, joint or several, including, without limitation, attorneys' fees and disbursements, which may arise out of the Master Fund's use or misuse of the name "Hatteras Master Fund, L.P." or out of any breach of or failure to comply with this Section 13. In addition, the Master Fund shall not approve or authorize the use or distribution in connection with the sale of its securities of any literature or advertisement in which the Investment Manger is named or referred to unless such literature or advertisement shall first be submitted to the Investment Manager for its approval with respect to matters concerning the Investment Manager.

         14. GOVERNING LAW. Notwithstanding the place where this Agreement may be executed by any of the parties thereto, the parties expressly agree that all terms and provisions hereof shall be governed by and construed in accordance with the laws of the State of Delaware without regard to conflicts of law principles.

         15. NOTICES. Any notice, consent or other communication made or given in connection with this Agreement shall be in writing and shall be deemed to have been duly given when delivered or five days after mailed by certified mail, return receipt requested, as follows:

                                    If to the Investment Manager:

                                    Hatteras Investment Management LLC
                                    8816 Six Forks Road
                                    Suite 107
                                    Raleigh, North Carolina 27615-2983
                                    Phone:  (919) 846-2324
                                    Fax:  (919) 846-3433

                                    If to the Master Fund:

                                    Hatteras Master Fund, L.P.
                                    c/o Hatteras Investment Partners LLC
                                    8816 Six Forks Road
                                    Suite 107
                                    Raleigh, North Carolina 27615-2983
                                    Phone:  (919) 846-2324
                                    Fax:  (919) 846-3433

         16. ENTIRE AGREEMENT. This Agreement contains all of the terms agreed upon or made by the parties relating to the subject matter of this Agreement, and supersedes all prior and contemporaneous agreements, negotiations, correspondence, undertakings and communications of the parties, oral or written, respecting such subject matter.

         17. NO WAIVERS. The failure of a party to insist upon strict adherence to any term of this Agreement on any occasion shall not be considered a waiver thereof or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Agreement.

         18. BINDING EFFECT; ASSIGNMENT. This Agreement shall be binding upon and inure to the benefit of the Master Fund, the Investment Manager, each Indemnified Person and their respective successors and permitted assigns. Any person that is not a signatory to this Agreement but is nevertheless conferred any rights or benefits hereunder (E.G., officers and employees of the Investment Manager that are entitled to indemnification) shall be entitled to such rights and benefits as if such person were a signatory hereto, and the rights and benefits of such person hereunder may not be impaired without such person's express written consent. No party to this Agreement may assign or delegate, except to an affiliate, by operation of law or otherwise, all or any portion of its rights, obligations or liabilities under this Agreement without the prior written consent of the other party to this Agreement.

         19. SURVIVAL. The provisions of Sections 3, 4, 5, 6, 9 and 14 shall survive the termination of this Agreement.

         20. HEADINGS. The headings contained in this Agreement are intended solely for convenience and shall not affect the rights of the parties to this Agreement.

         21. COUNTERPARTS. This Agreement may be signed in one or more counterparts, each of which shall be deemed an original, but all of which when taken together shall be deemed to be one and the same instrument.

                   [SIGNATURES APPEAR ON THE FOLLOWING PAGE.]

         IN WITNESS WHEREOF the parties hereto have caused this Agreement to be executed as of the date set forth above.



                                 HATTERAS MASTER FUND, L.P.





                                 By: Hatteras Investment Management LLC,
                                     its General Partner




                                 By:____________________________________________


                                    Name:
                                    Title:






                                 HATTERAS INVESTMENT PARTNERS LLC




                                 By:____________________________________________


                                    Name:
                                    Title:

                                                                       EXHIBIT A






                              List of Feeder Funds

Hatteras Diversified Strategies Fund LP
Hatteras Diversified Strategies Offshore Fund LTD
Hatteras Multi-Strategy Fund I, L.P.
Hatteras Multi-Strategy TEI Fund, L.P.

                                   APPENDIX C


The following table lists the persons that, to the knowledge of the Fund, held beneficially 5% or more of the outstanding interests in the Fund (measured by capital account balances) as of the Record Date.



FUND                                                   OWNERSHIP
-------------------------------------------------------------------------
Hatteras Diversified Strategies Fund LP                60.13%

Hatteras Diversified Strategies Offshore Fund LTD      39.87%

                                   APPENDIX D

The following table provides information about the executive officers of the Fund. Officers of the Fund who are officers or employees of the Adviser or its affiliates are not compensated by the Fund.

------------------------------------------------------------------------------------------------------------------
                          POSITION(S)
                         HELD WITH THE  LENGTH OF TIME
     NAME, ADDRESS & AGE     FUND          SERVED             PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------
J. Michael Fields, 31        Chief          Since      Mr. Fields has been the CFO since inception of the
8816 Six Forks Rd.         Financial      Inception    Funds.  Mr. Fields became a Director of the Investment
Suite 107                   Officer                    Manager in September 2003.  Prior to joining the
Raleigh, NC  27615                                     Investment Manager, Mr. Fields was employed by CapTrust
                                                       Financial Advisors from August 2002 to September 2003.
                                                       Prior to joining CapTrust, Mr. Fields was employed by
                                                       Morgan Stanley in Atlanta, Georgia from January 2000 to
                                                       August 2002.
------------------------------------------------------------------------------------------------------------------
Denise Buchanan, 42          Chief          Since      Ms. Buchanan has been the CCO since inception of the
8816 Six Forks Rd.        Compliance      Inception    Funds.  Ms. Buchanan became the Compliance Officer with
Suite 107                   Officer                    CapTrust Financial Partners, LLC in November 2003.  Prior
Raleigh, NC  27615                                     to joining CapTrust, Ms. Buchanan was President of
                                                       Broker/Dealer Sales & Consulting, Inc. from 2001 to
                                                       November 2003.  Previously, Ms. Buchanan was the Director
                                                       of Compliance for Atlantic Capital Management, LLC from
                                                       1996 to 2001.
------------------------------------------------------------------------------------------------------------------
Vickey Collins, 38         Secretary        Since      Ms. Collins has been the Secretary of the Funds since
8816 Six Forks Rd.                        Inception    inception.  She became the Operations Manager for the
Suite 107                                              Investment Manager in September 2004.  Prior to working
Raleigh, NC  27615                                     at Hatteras she was employed with McKinley Capital
                                                       Management from 1994 to 2004.
------------------------------------------------------------------------------------------------------------------

                                      D-1